SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2010
TECHTEAM GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16284	38-2774613
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

27335 West 11 Mile Road
Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 357-2866
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On October 5, 2010, pursuant to the terms of the Stock Purchase Agreement by and among TechTeam Global, Inc., a Delaware corporation (“TechTeam Global”), Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs Engineering”), and Jacobs Technology Inc., a Tennessee corporation and a wholly-owned subsidiary of Jacobs Engineering (“Jacobs Technology” and together with Jacobs Engineering, “Jacobs”), dated as of June 3, 2010, which was subsequently amended by that certain Amendment No. 1 to Stock Purchase Agreement and Limited Waiver (“Amendment No. 1”), dated as of September 14, 2010 (as so amended, the “Stock Purchase Agreement”), TechTeam Global consummated the sale to Jacobs Technology (the “Closing”) of its government solutions business (the “Government Solutions Business”) for a net cash purchase price of $43 million (the “Purchase Price”), subject to certain escrows and adjustments set forth in the Stock Purchase Agreement.
     Jacobs Technology acquired the Government Solutions Business from TechTeam Global by the acquisition of 100% of the shares of the capital stock (the “Stock Sale”) of TechTeam Government Solutions, Inc., a Virginia corporation and a wholly-owned subsidiary of TechTeam Global (“TTGSI”). TechTeam Global conducted the Government Solutions Business through TTGSI and its subsidiaries. The Stock Sale and the other transactions contemplated by the Stock Purchase Agreement are hereinafter collectively referred to as the “Transaction.”
     In connection with the Closing of the Transaction on October 5, 2010, TechTeam Global and certain other parties entered into each of the agreements set forth below:
     Non-Compete Agreement. On October 5, 2010, TechTeam Global entered into a non-compete agreement with TTGSI and Jacobs Technology (the “Non-Compete Agreement”). The Non-Compete Agreement provides that until the earlier of (i) the fifth anniversary of the Closing of the Transaction or (ii) such time when TechTeam Global may undergo a change of control, as defined below, other than the Transaction, TechTeam Global will not, and will cause its affiliates not to:
•	participate or engage in the Government Solutions Business anywhere in the United States or acquire, own, invest or provide credit or other financial accommodation (other than to TechTeam Global’s customers in the ordinary course of business) to any person other than Jacobs, TTGSI, or any subsidiary of TTGSI that engages in the Government Solutions Business anywhere in the United States;
•	without Jacobs Technology’s prior written consent, directly or indirectly solicit employees or customers of the Government Solutions Business or otherwise interfere in the relationship between TTGSI or any of its subsidiaries and such employees or customers for so long as they maintain their relationship with the Government Solutions Business, provided that TechTeam Global or its affiliates shall not be prohibited from placing general solicitations for employees not targeted specifically at employees of the Government Solutions Business;

•	without Jacobs Technology’s prior written consent, hire any former employee of the Government Solutions Business within six months of the termination of such employee’s relationship with the Government Solutions Business; or
•	interfere in the relationship between the Government Solutions Business and any supplier of the Government Solutions Business.
     The Non-Compete Agreement provides that a “change of control” includes any transaction or series of related transactions that results in the following:
•	a person becoming the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), together with all affiliates of such person, of more than 50% of TechTeam Global’s then issued and outstanding voting stock or other voting equity or ownership interest;
•	the sale or other disposition of all or substantially all of TechTeam Global’s operating assets (excluding cash and cash equivalents) to another person or persons (other than any of its affiliates or any person 50% or more of the total combined voting power of which is directly or indirectly beneficially owned by its stockholders immediately before the transaction in substantially the same proportion as their ownership of TechTeam Global’s voting stock immediately before the transaction); or
•	the consolidation or merger of TechTeam Global with or into another person or persons wherein TechTeam Global’s stockholders immediately before the transaction do not retain, immediately after the transaction, in substantially the same proportions as their ownership of shares of TechTeam Global’s voting stock immediately before the transaction, direct or indirect, beneficial ownership of at least 50% of the total combined voting power of the issued and outstanding voting stock or other voting equity or ownership interest of TechTeam Global or any successor by consolidation or merger.
     Ownership by TechTeam Global, as a passive investor, of less than 5% of the outstanding capital stock of any entity listed on a national securities exchange or publicly traded in the over-the-counter market will not breach any of the foregoing obligations. The restrictions contained in the Non-Compete Agreement are not applicable to any of the non-employee members of the TechTeam Global Board or any of their respective affiliates (other than TechTeam Global).
     The Non-Compete Agreement further provides that, subject to customary exceptions, TechTeam Global will not disclose any non-public or proprietary information of TTGSI and the Government Solutions Business, except to an authorized representative of Jacobs Technology.
     The foregoing brief description of the terms and conditions of the Non-Compete Agreement does not purport to be a complete statement of the terms of or the parties’ rights under the Non-Compete Agreement and is qualified in its entirety by reference to the complete text of the executed Non-Compete Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

     Escrow Agreement. On October 5, 2010, at the Closing of the Transaction, TechTeam Global, Jacobs and JP Morgan Chase Bank, National Association, as escrow agent (the “Escrow Agent”), entered into an Escrow Agreement (the “Escrow Agreement”). Under the Escrow Agreement, at the Closing of the Transaction, the Escrow Agent received from Jacobs Technology an aggregate amount of $11,370,294 (the “Escrowed Funds”), to be held in two distinct and segregated accounts. In accordance with the Escrow Agreement and the Stock Purchase Agreement, the Escrowed Funds will serve as security for TechTeam Global’s indemnification obligations pursuant to the Stock Purchase Agreement and TechTeam Global’s payment obligations to Jacobs to the extent that the closing net tangible book value of the Government Solutions Business may be less than the target net tangible book value amount, which is $12,189,759. The “net tangible book value” of the Government Solutions Business means the net book value of the assets of the Government Solutions Business (excluding goodwill, intangibles and intercompany balances), minus the liabilities of the Government Solutions Business (excluding intercompany balances), and excluding certain deferred tax assets, deferred tax liabilities and other specified tax liabilities. Subject to the terms and conditions of the Stock Purchase Agreement and the Escrow Agreement, the Escrowed Funds shall be allocated among the two segregated accounts as follows:
•	$8,600,000 will comprise the indemnification escrow fund (the “Indemnification Escrow Fund”); and
•	$2,770,294 will comprise the net tangible book value adjustment fund (the “Net Tangible Book Value Adjustment Fund”).
     Amounts in the Indemnification Escrow Fund will be released to Jacobs Technology as required by the terms and conditions of the Stock Purchase Agreement and the Escrow Agreement with respect to TechTeam Global’s indemnification obligations pursuant to the Stock Purchase Agreement. On the first business day following the 24-month anniversary of the Closing of the Transaction, the Escrow Agent will distribute to TechTeam Global an amount equal to $2,866,667, reduced by all amounts previously paid out of the Indemnification Escrow Fund with respect to indemnity claims and reduced by the amount of pending escrow claims. On the first business day following the 36-month anniversary of the Closing of the Transaction, the Escrow Agent will distribute to TechTeam Global an amount, if any, equal to the sum of the amount remaining in the Indemnification Escrow Fund minus the amount of all pending escrow claims.
     Amounts in the Net Tangible Book Value Adjustment Fund will be paid upon determination of the net tangible book value adjustment to the Purchase Price.
     Amounts held in the escrow accounts will be invested in a money market deposit account or as otherwise determined by TechTeam Global and Jacobs Technology. The Escrow Agent shall disburse to Jacobs Technology 40% of the taxable investment income from the Escrowed Funds on an annual basis, in order to satisfy tax liabilities attributable to any such investment income. Upon distribution of any amount from the Escrowed Funds, the respective party to whom the amount is being distributed shall also receive all investment income attributable to such distributed amount, less the amount of investment income previously distributed to Jacobs Technology as described above.

     The foregoing brief description of the terms and conditions of the Escrow Agreement does not purport to be a complete statement of the terms of or the parties’ rights under the Escrow Agreement and is qualified in its entirety by reference to the complete text of the executed Escrow Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
     Transitional Services Agreement. On October 5, 2010, at the Closing of the Transaction, TechTeam Global and Jacobs Technology entered into a Transitional Services Agreement (the “Transitional Services Agreement”). Pursuant to the Transitional Services Agreement, TechTeam Global will provide Jacobs Technology:
•	for periods ranging from 90 to 365 days after October 5, 2010, certain IT and telecommunications infrastructure, hardware and software services necessary to operate the Government Solutions Business;
•	for a period of up to 180 days after October 5, 2010, assistance with questions relating to certain financial and accounting matters, including collections, mail services, receipts, contract administration, billing and accounts receivable collection, supplier and landlord related ordering, and accounts payable administration;
•	for a period of up to 180 days after October 5, 2010, assistance with treasury matters, including bank account management, processing of electronic fund transfers, cash management, cash controls, customer deposits, online treasury platform access management, administration of credit card accounts, administration of state and local taxes and other tax management;
•	for a period of up to 180 days after October 5, 2010, payroll processing and services, including assistance in transitioning the payroll processing to Jacobs Technology’s payroll processing provider;
•	for a period of up to 180 days after October 5, 2010, responses to human resources questions related to the payment and benefits of transferred employees, and assistance to transferred employees in enrolling such employees into Jacobs Technology’s benefit plans; and
•	for a period of up to 30 days after October 5, 2010, reasonable assistance in transferring TTGSI’s ISO 9001 certification and permission to utilize certain services currently used in the Government Solutions Business.
     Pursuant to the Transitional Services Agreement, Jacobs Technology will reimburse TechTeam Global for all reasonable documented out-of-pocket fees and expenses incurred by TechTeam Global or any of its affiliates in providing Jacobs Technology the transition services described above.
     Additionally, for a period of up to 30 days after the Closing of the Transaction (but in no event later than October 31, 2010), if requested by Jacobs, TechTeam Global will provide each of the transferred employees (and their dependents and other individuals covered through them) with the group, medical, dental, and vision coverage they enjoyed immediately prior to October 5, 2010. TechTeam Global will charge each such transferred employee the same monthly premium as currently charged to each such transferred employee. With respect such welfare benefits services, Jacobs Technology must pay to TechTeam Global the difference between the total insurance premium for group medical, dental and vision coverage that is actually billed for the period during which we provide such benefits and the amount charged to the transferred employees for such coverage.
     The foregoing brief description of the terms and conditions of the Transitional Services Agreement does not purport to be a complete statement of the terms of or the parties’ rights under the Transitional Services Agreement and is qualified in its entirety by reference to the complete text of the executed Transitional Services Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
     At the time of execution of the Non-Compete Agreement, the Escrow Agreement and the Transitional Services Agreement, there were no other material relationships by and between TechTeam Global and Jacobs Technology or any of their respective affiliates, other than (i) with respect thereto or to the Stock Purchase Agreement and the other related ancillary agreements; and (ii) as described in Item 1.02 of this Current Report on Form 8-K, which description is incorporated by reference hereby.

Item 1.02	Termination of a Material Definitive Agreement.
     On October 5, 2010, TechTeam Global delivered to the Administrative Agent (as defined below) a notice that it intended to cause all secured obligations under that certain Credit Agreement dated as of June 1, 2007 (as amended or modified, the “Credit Agreement”), by and among TechTeam Global, Bank of America, N.A., as the lender party thereto, and JPMorgan Chase Bank, N.A., as administrative agent on behalf of the Lender (in such capacity, the “Administrative Agent”), that are outstanding as of such date to be repaid in full (or cash collateralized in the case of letters of credit) and to terminate all commitments and other commitments to make loans, issue letters of credit or make other advances to TechTeam Global or any of its subsidiaries under the Credit Agreement. TechTeam Global repaid all amounts outstanding under the Credit Agreement of $17.1 million with the net cash proceeds received by TechTeam Global in the Transaction. TechTeam Global incurred no material early termination penalties associated with the foregoing.
     The Credit Agreement permitted borrowings by TechTeam Global of up to $28.0 million. Borrowings under the Credit Agreement were secured by substantially all domestic assets of TechTeam Global and 65% of its interests in the majority of its foreign subsidiaries. As of October 5, 2010, after the Closing, no amounts were outstanding under the Credit Agreement. The Credit Agreement was to terminate in accordance with its terms on May 31, 2012.
     In the ordinary course of their respective businesses, certain of the lenders and the other parties to the Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with TechTeam Global and its affiliates for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.
     Other than with respect to the Credit Agreement and as described in response to Item 1.01 of this Current Report on Form 8-K, which description is hereby incorporated by reference herein, and in this Item 1.02, there are no material relationships between TechTeam Global or its affiliates and any of the parties to the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On October 5, 2010, TechTeam Global completed the Transaction, consummating the sale of the Government Solutions Business to Jacobs Technology, as described in Item 1.01 above, which description is incorporated herein by reference. Pursuant to the terms of the Stock Purchase Agreement, at the Closing of the Transaction, TechTeam Global received a base cash payment of $31,629,706, after taking into effect $11,370,294 that was paid into escrow accounts.
     Pursuant to the Stock Purchase Agreement, the Purchase Price may be adjusted post-Closing based upon the difference, if any, between the final closing net tangible book value of the Government Solutions Business as of the close of business on the Closing date of the Transaction and the target net tangible book value amount, which is $12,189,759. Within 90 days after the Closing date or such other time as mutually agreed by the parties, Jacobs Technology is required to prepare an unaudited balance sheet of the Government Solutions Business as of the Closing date, including a preliminary unaudited statement of the closing net tangible book value.
     The amount by which the finally determined closing net tangible book value exceeds $12,189,759 will be paid by Jacobs to TechTeam Global and, given that, in such case, no payment will be due to Jacobs Technology from TechTeam Global as a result of the net tangible book value adjustment, the amount held in the Net Tangible Book Value Adjustment Fund will be released and paid to TechTeam Global. If such closing net tangible book value is less than $12,189,759, the amount of such resulting shortfall will be paid to Jacobs Technology from the amount held in the Net Tangible Book Value Adjustment Fund. Should the shortfall exceed the aggregate amount so held in the Net Tangible Book Value Adjustment Fund, TechTeam Global has agreed to pay Jacobs Technology the amount of such excess. The Net Tangible Book Value Adjustment Fund does not represent a maximum limit on TechTeam Global’s potential liability to Jacobs Technology for a post-closing net tangible book value adjustment.
     Due to the uncertainty relating to the exact amount of the post-closing net tangible book value adjustment, TechTeam Global cannot currently predict the ultimate amount of the Purchase Price or the net cash proceeds that it will receive in connection with the Transaction.
     At the time of the Closing of the Transaction, there were no material relationships by and between TechTeam Global and Jacobs or any of their respective affiliates, other than with respect to the Stock Purchase Agreement and the related ancillary agreements.
     The foregoing description of the Transaction does not purport to be a complete statement of the terms of or the parties’ rights under the Stock Purchase Agreement and Amendment No. 1 and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement and Amendment No. 1, copies of which are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) In connection with the Closing of the Transaction, David A. Kriegman, the President of TTGSI, ceased to be an executive officer of TechTeam Global as of October 5, 2010.

Item 7.01	Regulation FD Disclosure.
     On October 5, 2010, TechTeam Global issued a press release announcing the Closing of the sale of the Government Solutions Business to Jacobs Technology pursuant to the Stock Purchase Agreement, a copy of which press release has been included as Exhibit 99.2 hereto. The information in this Current Report on Form 8-K under Item 7.01 (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, the information contained in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of TechTeam Global under the Securities Act or the Exchange Act.
* * *

Cautionary Statement Regarding Forward-Looking Statements
     The statements contained in this Current Report on Form 8-K that are not purely historical, including statements regarding TechTeam Global’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Actual results may differ materially from those stated or implied by such forward-looking statements because of various known and unknown factors, risks and uncertainties including, but not limited to: (i) uncertainties related to the ultimate amount of the post-closing Purchase Price adjustment to be determined under the Stock Purchase Agreement; (ii) uncertainties related to TechTeam Global’s future indemnification obligations under the Stock Purchase Agreement, including the possibility of not receiving some or all of the escrowed portion of the Purchase Price; (iii) the implementation of TechTeam Global’s strategy to refocus its resources on the remaining portion of its business (“Commercial Business”) and market acceptance of its refocused strategy; (iv) uncertainties related to TechTeam Global’s proposed refocused strategy, including the possibility that TechTeam Global will not be able to successfully operate the Commercial Business after the completion of the Transaction on a stand-alone basis; (v) uncertainties related to TechTeam Global’s review of various strategic alternatives for its Commercial Business; and (vi) other risks, including but not limited to the items discussed in documents filed or furnished by TechTeam Global with the SEC, including in “Item 1A — Risk Factors” of TechTeam Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, in subsequent reports and in the sections of TechTeam Global’s definitive proxy statement dated July 30, 2010, as supplemented by Supplement No. 1 thereto dated September 15, 2010, entitled “Material Considerations Relating to the Stock Sale Proposal” and “Cautionary Statements Concerning Forward-Looking Information.” The forward-looking statements included in this Current Report on Form 8-K are based on information available to TechTeam Global on the date hereof, and TechTeam Global assumes no obligation to update any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(b)(1)	Pro forma financial information
     The pro forma financial information required by this item is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(d)	Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of June 3, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc. and Jacobs Technology Inc. (1)

2.2	Amendment No. 1 to Stock Purchase Agreement and Limited Waiver, dated as of September 14, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc. and Jacobs Technology Inc. (2)

10.1	Non-Compete Agreement, dated as of October 5, 2010, by and among TechTeam Global, Inc., TechTeam Government Solutions, Inc. and Jacobs Technology Inc.

10.2	Escrow Agreement, dated as of October 5, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc., Jacobs Technology Inc., and JP Morgan Chase Bank, National Association, as escrow agent

10.3	Transitional Services Agreement, dated as of October 5, 2010, by and between TechTeam Global, Inc. and Jacobs Technology Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of TechTeam Global, Inc.

99.2	Press release issued by TechTeam Global, Inc. on October 5, 2010

(1)	Incorporated by reference from the Current Report of TechTeam Global, Inc. on Form 8-K, filed on June 4, 2010 (File No. 0-16284).

(2)	Incorporated by reference from the Current Report of TechTeam Global, Inc. on Form 8-K, filed on September 15, 2010 (File No. 0-16284).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTEAM GLOBAL, INC.
By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date: October 5, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of June 3, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc. and Jacobs Technology Inc. (1)

2.2	Amendment No. 1 to Stock Purchase Agreement and Limited Waiver, dated as of September 14, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc. and Jacobs Technology Inc. (2)

10.1	Non-Compete Agreement, dated as of October 5, 2010, by and among TechTeam Global, Inc., TechTeam Government Solutions, Inc. and Jacobs Technology Inc.

10.2	Escrow Agreement, dated as of October 5, 2010, by and among TechTeam Global, Inc., Jacobs Engineering Group Inc., Jacobs Technology Inc., and JP Morgan Chase Bank, National Association, as escrow agent

10.3	Transitional Services Agreement, dated as of October 5, 2010, by and between TechTeam Global, Inc. and Jacobs Technology Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of TechTeam Global, Inc.

99.2	Press release issued by TechTeam Global, Inc. on October 5, 2010

(1)	Incorporated by reference from the Current Report of TechTeam Global, Inc. on Form 8-K, filed on June 4, 2010 (File No. 0-16284).

(2)	Incorporated by reference from the Current Report of TechTeam Global, Inc. on Form 8-K, filed on September 15, 2010 (File No. 0-16284).